                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 4, 2005
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                       0-18863                   59-3392443
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

13386 International Parkway, Jacksonville, Florida                 32218
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Increases In Share Repurchase Program and Issuance of Put Options for Common
Stock

         On April 4, 2005, we issued a press release announcing that the Board of Directors had increased our existing stock repurchase program to enable the
Company to repurchase, from time to time depending upon market conditions and other factors, up to an additional 3.5 million shares of its outstanding common stock. In March 2002, the Board approved a stock repurchase program authorizing the repurchase of up to a maximum of 3.2 million shares of the Company's outstanding common stock and in February 2003, the Board increased the number of shares which may be repurchased under the stock repurchase program by an additional 4.4 million shares. As of March 31, 2005, the Company had available
3.8 million shares of common stock remaining under its existing repurchase programs. Together with the recent authorization of an additional 3.5 million shares for repurchase, the Company has the ability to repurchase 7.3 million shares (21.3% of outstanding shares). Under the repurchase program, repurchases may be made in the open market and in privately negotiated transactions utilizing various hedging mechanisms including, among others, the sale to third parties of put options for the Company's common stock, or otherwise. The
Company's ability to repurchase shares may be limited by covenants under the
Company's revolving credit agreement and agreements governing the Company's
8.25% Notes and 2% Convertible Notes and must be made in compliance with applicable rules and regulations and may be discontinued at any time.

         As of April 1, 2005, the Company had sold put options in various private transactions covering 2,250,000 shares (6.6% of outstanding shares) at a weighted average strike price of $36.11 per share all of which expire prior to
December 31, 2005. If the purchasers exercise the put options, the Company will be required to repurchase its shares or enter into alternative cash settlement arrangements at the negotiated strike price. If all of these put options are exercised, the Company would have 5.1 million shares remaining under its repurchase programs.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01. Financial Statements Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1 Press release dated April 4, 2005.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2005

                                  ARMOR HOLDINGS, INC.

                                  By: /s/ Philip A. Baratelli
                                  ----------------------------------------------
                                      Name:  Philip A. Baratelli
                                      Title: Corporate Controller, Treasurer and
                                             Secretary

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                                INDEX TO EXHIBITS

99.1 Press release dated April 4, 2005.